SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549





                                    FORM 8-K





                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT - August 20, 2001
                        (Date of Earliest Event Reported)



                          AMES DEPARTMENT STORES, INC.

             (Exact name of registrant as specified in its charter)


                           Commission File No. 1-5380



           Delaware                               04-2269444
----------------------------------      -----------------------------------
   (State of Incorporation)            (I.R.S. Employer Identification No.)


          2418 Main Street,
     Rocky Hill, Connecticut                       06067
----------------------------------------          --------
(Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (860) 257-2000

Item 3.           Bankruptcy or Receivership

                  On August 20, 2001, Ames Department Stores, Inc. ("Ames") and four affiliated entities (collectively with Ames, the "Company") each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the "Court"). The cases have been consolidated for the purpose of joint administration and were assigned to Judge Robert E. Gerber (case nos. 01-42217 through 01-42221). The existing directors and officers of the Company will continue to conduct the business of the Company as a debtor in possession.

                  At a hearing held on August 20, 2001, the Court approved, on an interim basis, a $700 million post-petition debtor-in-possession financing facility with General Electric Capital Corporation and a $55 million post-petition financing facility with Kimco Funding, LLC.

                  The press releases relating to such filings, which are filed as Exhibits 99.1 and 99.2 to this Form 8-K and hereby incorporated by reference in their entirety, contain a more complete description of such event.


  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.
                  --------

                  99.1      Press Release, dated August 20, 2001.

                  99.2      Press Release, dated August 21, 2001

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    AMES DEPARTMENT STORES, INC.



                                       By:/s/
                                    --------------------------------------------
                                      Name:Rolando de Aguiar

                                     Title:Senior Executive Vice President,
                                           Chief Financial and Administrative
                                           officer

Date: August 24, 2001

                                  EXHIBIT INDEX

Exhibit No.           Description

99.1                  Press Release, dated August 20, 2001.
99.2                  Press Release, dated August 21, 2001.

                                                                    Exhibit 99.1



                     AMES FILES FOR VOLUNTARY REORGANIZATION

                   UNDER CHAPTER 11 IN MOVE TO FOCUS RESOURCES

                            AND ENSURE FUTURE SUCCESS


ROCKY HILL, CONNECTICUT, August 20, 2001 - Ames Department Stores, Inc. (NASDAQ: AMES), announced today that it has filed for voluntary reorganization under Chapter 11 of the U.S. Bankruptcy Code in the Southern District of New York in order to focus resources on Ames' solid nucleus of stores and ensure the company's future success.



Ames' base of more than 400 stores will remain open while the company operates in reorganization. Through those locations, Ames will continue to serve its customers, pay its employees, and reimburse suppliers on normal terms for merchandise delivered and services provided after the reorganization filing. Ames will also continue to make the needed investments in its operations in order to ensure its competitive position moving forward.


Ames enters reorganization with two completed agreements for DIP (Debtor in Possession) credit facilities totaling $755 million, one with GE Capital for $700 million and one with Kimco Funding LLC for $55 million. These combined facilities, upon court approval, will provide for the Company's ongoing operations and for payment of post-petition receipt of merchandise.

"After considering all available options, and in light of today's difficult economic climate, we have concluded that reorganization is the best course for Ames," said Ames chairman and chief executive officer, Joseph R. Ettore. "With the burden of our debt leverage and certain unprofitable leases removed, Ames will be better positioned to realize the strong potential of our solid base of over 400 stores."

"Ames offers unique strengths and an effective strategy for growth that sets us apart from other discount retailers," Mr. Ettore continued. "Ames' ongoing stores have attained margins above last year's even in the recent economic downturn, employ a marketing strategy that targets a distinct customer base, and possess a clear business focus that allows us to coexist with larger retailers, because we offer a different shopping experience with our smaller, more convenient store size. We believe that these strengths will enable the company to continue to operate as the nation's number one regional discounter," he said.

"We appreciate the support our vendors have shown us in the past and look to ensure that Ames remains a viable and important channel for vendors to reach the customer. The dedication and hard work of our associates is critical to our success, and for that I thank them. I -- along with my management team -- am committed to leading the company through this difficult time and towards a brighter future," Mr. Ettore concluded.

Ames Department Stores, Inc., a FORTUNE 500(R) company, is the nation's largest regional, full-line discount retailer with annual sales of approximately $4 billion. With 452 stores in the Northeast, Mid-Atlantic and Mid-West, Ames offers value-conscious shoppers quality, name-brand products across a broad range of merchandise categories. For more information about Ames, visit www.AmesStores.com or www.AmesStores.com/espanol.



Cautionary Statement Regarding Forward-looking Information

Statements, other than those based on historical facts which address activities, events, or developments that the Company expects or anticipates may occur in the future are forward-looking statements which are based upon a number of assumptions concerning further conditions that may ultimately prove to be inaccurate. Actual events and results may materially differ from anticipated results described in any forward-looking statements. The Company's ability to achieve such results is subject to certain risks and uncertainties. Consequently, these cautionary statements qualify all of the forward-looking statements and there can be no assurance that the results or developments anticipated by the Company will be realized or that they will have the expected effects on the Company or its business or operations.








                                                                    Exhibit 99.2



   AMES SECURES APPROVAL OF FIRST-DAY MOTIONS TO SUPPORT REORGANIZATION FILING



        Motions Confirm Continued Payment of Employee Wages and Benefits

           and Grant Immediate Availability of Significant Financing



ROCKY HILL, CONNECTICUT, August 21, 2001 - Ames Department Stores, Inc. (NASDAQ: AMES), announced today that it has been granted "first-day" motions made in its voluntary Chapter 11 reorganization proceedings. Among other actions, the approval of these initial motions confirms Ames' plans to continue its employee pay and benefit programs uninterrupted, and gives Ames immediate access to significant DIP (Debtor-In-Possession) financing.



Ames received interim approval from the bankruptcy court for its $755 million post-petition financing, with $700 million coming from GE Capital and $55 million from Kimco Funding LLC. The interim approval immediately makes available to the company up to $628 million to acquire merchandise, fund daily operations, pay its associates and retire the existing credit agreements. A hearing on the final approval of the financing is set for September 17, 2001. In a separate order, the court approved continued payment of all employee wages and the continuation of all employee benefit programs. The court also authorized the company to protect its net operating loss carryforward by limiting the buying and selling of equity and senior notes and the trading of claims.



"We are encouraged that the court ruled in our favor on all first-day motions. This assures our ability to keep merchandise flowing to our stores, take care of our employees, and provide A+ Service to our customers," said Ames chairman and chief executive office, Joseph R. Ettore. "We are confident that this is an important first step towards a successful reorganization as a strong and profitable company."



Ames Department Stores filed Monday for voluntary reorganization under Chapter 11 of the U.S. Bankruptcy Code in the Southern District of New York in order to focus resources on Ames' solid nucleus of stores and ensure the company's future success. For more information about the reorganization, please visit the Ames reorganization section of the Ames' corporate web site at www.AmesStores.com or call toll-free 1-888-745-7755.


Ames Department Stores, Inc., a FORTUNE 500(R) company, is the nation's largest regional, full-line discount retailer with annual sales of approximately $4 billion. With 452 stores in the Northeast, Mid-Atlantic and Mid-West, Ames offers value-conscious shoppers quality, name-brand products across a broad range of merchandise categories. For more information about Ames, visit www.AmesStores.com or www.AmesStores.com/espanol.



Cautionary Statement Regarding Forward-looking Information

Statements, other than those based on historical facts which address activities, events, or developments that the Company expects or anticipates may occur in the future are forward-looking statements which are based upon a number of assumptions concerning further conditions that may ultimately prove to be inaccurate. Actual events and results may materially differ from anticipated results described in any forward-looking statements. The Company's ability to achieve such results is subject to certain risks and uncertainties. Consequently, these cautionary statements qualify all of the forward-looking statements and there can be no assurance that the results or developments anticipated by the Company will be realized or that they will have the expected effects on the Company or its business or operations.